UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2019

Cloud Peak Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34547	26-3088162
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

748 T-7 Road, Gillette, Wyoming	82718
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (307) 687-6000

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
*	*	*

*On April 11, 2019, the New York Stock Exchange filed a Form 25 with the Securities and Exchange Commission to remove the common stock of  Cloud Peak Energy Inc. from listing and registration on the New York Stock Exchange. Deregistration under Section 12(b) of the Act will become effective 90 days after the filing date of the Form 25.

Item 1.01                   Entry into a Material Definitive Agreement.

The information regarding the Receivables Purchase Agreement Amendment (as defined below) and the DIP Credit Agreement (as defined below) set forth in Item 2.03 of this Current Report on Form 8-K is incorporated into this Item 1.01 by reference.

Item 1.03                   Bankruptcy or Receivership.

As previously disclosed, on May 10, 2019 (the “Petition Date”), Cloud Peak Energy Inc. (“CPE,” the “Company” or “we”) and substantially all of its wholly owned domestic subsidiaries (together with CPE, the “Debtors”) filed voluntary petitions (collectively, the “Bankruptcy Petitions”) under chapter 11 (“Chapter 11”) of Title 11 of the U.S. Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Court”).  Pursuant to a motion filed by the Debtors, their Chapter 11 cases (collectively, the “Chapter 11 Cases”) are being jointly administered under the caption In re Cloud Peak Energy Inc., et al., Case No. 19-11047. Each Debtor will continue to operate its business as a “debtor in possession” under the jurisdiction of the Court and in accordance with the applicable provisions of the Bankruptcy Code and the orders of the Court.

On the Petition Date, the Debtors filed a number of motions with the Court generally designed to stabilize their operations and facilitate the Debtors’ transition into Chapter 11.  Certain of these motions sought authority from the Court for the Debtors to make payments upon, or otherwise honor, certain obligations that arose prior to the Petition Date, including obligations related to employee wages, salaries and benefits, taxes,  and certain vendors and other providers essential to the Debtors’ businesses. On May 14, 2019, the Court approved the relief sought in these motions on an interim basis.

The Debtors are seeking to sell all or substantially all of their assets pursuant to Section 363 of the Bankruptcy Code.  On May 13, 2019, to facilitate their continued marketing and sale process, the Debtors filed a motion with the Court to approve a bidding procedures process, including milestones by which parties in interest will be required to submit indications of interest and bids for all or a portion of the Debtors’ assets.

Copies of all of the court filings, including the motions and orders described above, are available at https://cases.primeclerk.com/cloudpeakenergy.

The information regarding the Receivables Purchase Agreement Amendment and DIP Credit Agreement set forth in Item 2.03 of this Current Report on Form 8-K is incorporated into this Item 1.03 by reference.

Item 2.03                   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Amendment to A/R Securitization Program

As previously disclosed, Cloud Peak Energy Resources LLC is party to an Accounts Receivable Securitization Program (the “A/R Securitization Program”) with PNC Bank, National Association, as administrator.  On May 15, 2019, we entered into a Second Amended and Restated Receivables Purchase Agreement (the “Receivables Purchase Agreement Amendment”), by and among Cloud Peak Energy Receivables LLC (“CPE Receivables”), Cloud Peak Energy Resources LLC (“CPER LLC”), the various Conduit Purchasers and Related Committed Purchasers (collectively, the “Purchasers”), LC Participants and Purchaser Agents from time to time party thereto, PNC Bank, National Association, as Administrator (the “Administrator”), and PNC Capital Markets LLC, as Structuring Agent. Prior to entering into the Receivables Purchase Agreement Amendment, it was approved by the Court on May 14, 2019.

Under the terms of the A/R Securitization Program, eligible trade receivables consist of certain trade receivables from certain of the Company’s operating subsidiaries. The amount available with respect to the receivables sold into the A/R Securitization Program is subject to customary limits and reserves, including reserves based on customer concentration and prior past due balances. Of the eligible pool of receivables sold to CPE Receivables, undivided interests in only a portion of the pool are sold to the Purchasers under the facility, subject to a $35,000,000 purchase limit, which was reduced from $70,000,000 under the A/R Securitization Program prior to the Receivables Purchase Agreement Amendment. Although the Purchasers in the program bear the risk of non-payment of purchased receivables, CPER LLC has agreed to indemnify the Purchasers, Purchaser Agents, Administrator and other secured parties with respect to various matters, including any defaults by CPER LLC or its operating subsidiaries under the documents relating to the A/R Securitization Program, and may be required to repurchase receivables which do not comply with the requirements of the program. CPER LLC services the receivables sold into the A/R Securitization Program.

The Purchasers under the A/R Securitization Program will be entitled to receive payments reflecting a specified discount on amounts funded thereunder calculated on the basis of the commercial paper rate or alternate rate, as applicable.  The commercial paper rate, which is applicable to the extent a Purchaser issues commercial paper to fund its purchases of receivables, is a rate equivalent to the weighted average cost incurred in connection with the issuance of such commercial paper.  If the commercial paper rate is not applicable, the alternate rate will apply.  The alternate rate is equal to 2.00% plus (i) one month LIBOR (subject to a 0% floor) or, (ii) if LIBOR is unavailable, the daily average base rate which is defined as the higher of either the prime rate or the federal funds rate plus 50 basis points.  CPE Receivables will pay fees to the Administrator and Purchaser, including paying (i) the Administrator a structuring fee, (ii) each of the Purchasers facility fees and program fees and (iii) letter of credit fees to each letter of credit participants.

The Receivables Purchase Agreement Amendment contains representations and warranties and affirmative, negative and financial covenants customary for financings of this type. The Receivables Purchase Agreement Amendment includes customary termination events for facilities of this type (with customary grace periods, if applicable), including termination events that relate specifically to certain aspects of the Chapter 11 Cases.

The foregoing description is only a summary of the Receivables Purchase Agreement Amendment, and is qualified in its entirety by reference to the full text of the Receivables Purchase Agreement Amendment, which is filed as Exhibit 10.1 hereto, respectively, and which is incorporated by reference herein.

Debtor-In-Possession Financing

On May 15, 2019, the Debtors entered into a Superpriority Senior Secured Priming Debtor-in-Possession Credit Agreement (the “DIP Credit Agreement”) by and among Cloud Peak Energy Inc. and the other Debtors, as borrowers, the various lenders from time to time party thereto (the “Lenders”) and Ankura Trust Company, LLC, as administrative agent and collateral agent providing for a debtor-in-possession term loan facility (the “DIP Financing”) in an amount not to exceed (i) $35,000,000 (as may be increased to give effect to any fees or interest that are paid in kind and to give effect to any incremental loans described below) (the “New Money Loans”) plus (ii) subject to the entry of a final order of the Court approving the financing under the DIP Credit Agreement (the “Final DIP Order”), Roll-Up Loans (as defined below) on terms and conditions set forth in the DIP Credit Agreement. On May 15, 2019, the Court granted interim approval of the motion to approve the DIP Financing (the “Interim DIP Order”) and borrowing of up to $10,000,000 of the New Money Loans thereunder.

The Debtors’ obligations under the DIP Credit Agreement are secured by first priority priming liens on substantially all of the Debtors’ assets, subject to certain permitted liens and agreed exclusions, including the exclusion of assets that secure obligations under the A/R Securitization Program.   The DIP Credit Agreement terminates on the earliest of: (a) February 15, 2020; (b) the date that without prior written consent of the requisite Lenders, any of the Chapter 11 Cases are converted to cases under chapter 7 of the Bankruptcy Code; (c) the date of dismissal of any of the Chapter 11 Cases without the prior written consent of the requisite Lenders; (d) the date of appointment in any Chapter 11 Case of a trustee without the prior written consent of the requisite Lenders; (e) the date of appointment in any of the Chapter 11 Cases of an examiner with expanded powers without prior written consent of the requisite Lenders; (f) consummation of a sale of all or substantially all of the Debtors’ assets, whether under Section 363 of the Bankruptcy Code or otherwise; (g) the consummation date of any plan under Chapter 11; (h) the termination in whole of the commitments following an event of default under the DIP Credit Agreement; or (i) thirty-five days after entry of the Interim DIP Order (or such later date as agreed by the Lenders), if the Final DIP Order has not been entered.

Proceeds of the New Money Loans will be used only in connection with an approved budget (adjusted for agreed variances), for the purposes of: (i) general corporate and working capital purposes; (ii) costs of the administration of the Chapter 11 Cases; and (iii) payment of transaction costs, fees and expenses with respect to the DIP Financing. New Money Loans will be made available in two or three draws, each subject to the satisfaction of certain conditions under the Credit Agreement, including compliance with a Borrowing Base (as defined in the DIP Credit Agreement). The first borrowing, which is capped at $10,000,000, will be funded within three business days of the date on which the Interim DIP Order is entered. The second borrowing will be funded within three business days of the date the Final DIP Order is entered. The third borrowing (if any), must occur within 30 days of the date the Final DIP Order is entered or any remaining unused commitments will expire.

Each Lender who is a party to the DIP Credit Agreement and a holder of 12.00% second lien senior notes due 2021 (the “2021 Notes”) issued by Cloud Peak Energy Resources, LLC and Cloud Peak Energy Finance Corp. will, subject to entry of and the terms of the Final DIP Order, roll-up an amount of the indebtedness they hold under the 2021 Notes equal to 80% of the New Money Loans provided by such Lender into loans incurred under the DIP Credit Agreement (all such loans, the “Roll-Up Loans”). The proceeds of such Roll-Up Loans will be used to refinance and discharge such indebtedness under the 2021 Notes or as otherwise set forth in the DIP Credit Agreement.

The DIP Credit Agreement also provides for up to $10,000,000 in uncommitted incremental term loans. Roll-Up Loans would also be incurred in an amount of up to 80% of such incremental loans if they are provided.

New Money Loans bear interest at a rate equal to, at our option, (a) the alternate base rate (subject to a 2% floor) plus 8% per annum or (b) the adjusted LIBOR rate (subject to a 1% floor) plus 9% annum. Roll-Up Loans will initially bear interest at the adjusted LIBOR rate (subject to a 1% floor) plus 9% per annum rate based on a one month interest period. The Debtors will pay certain other agreed fees to the Lenders and the agents under the DIP Credit Agreement. Fees and interests will be paid-in-kind and added to the principal amount of loans outstanding under the DIP Credit Agreement.

The DIP Credit Agreement contains usual and customary affirmative and negative covenants and events of default for transactions of this type. In addition,  the Debtors are required to maintain a minimum liquidity of $12,000,000 at all times, $6,000,000 of which must be held at all times in a segregated escrow account.

The foregoing description is only a summary of the DIP Credit Agreement, and is qualified in its entirety by reference to the full text of the DIP Credit Agreement, which is filed as Exhibit 10.2 hereto, respectively, and which is incorporated by reference herein.

Item 7.01                   Regulation FD Disclosure.

On May 14, 2019, the Company issued a press release announcing that the Company received interim approvals from the Court for all the “First Day” motions related to the Chapter 11 Cases. A copy of the press release is attached hereto as Exhibit 99.1.

The information contained in this Item 7.01 (including Exhibit 99.1) is furnished pursuant to this Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section, notwithstanding any general incorporation by reference language in other filings by the Company.

Cautionary Note Regarding Forward Looking Statements

This Report on Form 8-K, including Item 7.01, contains “forward-looking statements” within the meaning of the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are not statements of historical facts and often contain words such as “may,” “will,” “expect,” “believe,” “anticipate,” “plan,” “estimate,” “seek,” “could,” “should,” “intend,” “potential,” or words of similar meaning. Forward-looking statements are based on management’s current expectations, beliefs, assumptions and estimates regarding the company, industry, economic conditions, government regulations and energy policies and other factors. Forward-looking statements may include, for example, statements regarding the Board of Directors’ strategic evaluation process, the Company’s operational and financial priorities, the Company’s responses to the structural changes in the U.S. coal industry, the Company’s efforts to position the

Company for future growth opportunities, and other statements regarding the Company’s plans, strategies, prospects and expectations concerning the Company’s business, operating results, financial condition, liquidity and other matters that do not relate strictly to historical facts. These statements are subject to significant risks, uncertainties, and assumptions that are difficult to predict and could cause actual results to differ materially and adversely from those expressed or implied in the forward-looking statements, including risks and uncertainties regarding the Company’s ability to continue as a going concern, the Company’s ability to successfully complete a sale process under Chapter 11; potential adverse effects of the Chapter 11 Cases on the Company’s liquidity and results of operations; the Company’s ability to obtain timely approval by the Court with respect to the motions filed in the Chapter 11 Cases; objections to the Company’s sale process or other pleadings filed that could protract the Chapter 11 Cases; employee attrition and the Company’s ability to retain senior management and other key personnel due to the distractions and uncertainties, including the Company’s ability to provide adequate compensation and benefits during the Chapter 11 Cases; the Company’s ability to comply with the restrictions imposed by the A/R Securitization Program, DIP Financing and other financing arrangements; the Company’s ability to maintain relationships with suppliers, customers, employees and other third parties and regulatory authorities as a result of the Chapter 11 filing; the effects of the Bankruptcy Petitions on the Company and on the interests of various constituents, including holders of the Company’s common stock; the Court’s rulings in the Chapter 11 Cases, and the outcome of the Chapter 11 Cases generally; the length of time that the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the proceedings; risks associated with third party motions in the Chapter 11 Cases, which may interfere with the Company’s ability to consummate a sale; and increased administrative and legal costs related to the Chapter 11 process and other litigation and inherent risks involved in a bankruptcy process.  Forward-looking statements are also subject to the risk factors and cautionary language described from time to time in the reports and registration statements the Company files with the Securities and Exchange Commission, including those in Item 1A — Risk Factors in the Company’s most recent Form 10-K and any updates thereto in the Company’s Forms 10-Q and current reports on Form 8-K.  Additional factors, events, or uncertainties that may emerge from time to time, or those that the Company currently deems to be immaterial, could cause the Company’s actual results to differ, and it is not possible for the Company to predict all of them.  The Company makes forward-looking statements based on currently available information, and the Company assumes no obligation to, and expressly disclaim any obligation to, update or revise publicly any forward-looking statements made in this Report, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01                   Financial Statements and Exhibits

(d)   Exhibits.  The following exhibit is being furnished herewith.

Exhibit Number	Description
10.1

Second Amended and Restated Receivables Purchase Agreement, dated as of May 15, 2019, by and among Cloud Peak Energy Receivables LLC, Cloud Peak Energy Resources LLC, the various Conduit Purchasers, Related Committed Purchasers, LC Participants and Purchaser Agents from time to time party thereto, PNC Bank, National Association, as Administrator, and PNC Capital Markets LLC, as Structuring Agent

10.2

Superpriority Senior Secured Priming Debtor-in-Possession Credit Agreement, dated as of May 15, 2019, by and among Cloud Peak Energy Inc. and its subsidiaries party thereto, the lenders party thereto and Ankura Trust Company, LLC, as Administrative Agent and Collateral Agent

99.1	Furnished Press Release of Cloud Peak Energy Inc., dated May 14, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 17, 2019

CLOUD PEAK ENERGY INC.

By:	/s/ Bryan J. Pechersky
	Name:	Bryan J. Pechersky
	Title:	Executive Vice President, General Counsel and Corporate Secretary